                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): July 22, 1999 (July 21, 1999)

                          HEALTHY PLANET PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                         1-13048                  94-2601764
----------------------------     ------------------------     ----------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

            1700 Corporate Circle
            Petaluma, California                          94954
            ---------------------                         -------
    (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (707) 778-2280

                                       N/A
      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  The Annual Meeting of Shareholders of Healthy Planet Products, Inc. (the "Company") was held on July 21, 1999, at which the following items of business were transacted: (i) election of John V. Winfield and Robert W. Sweitzer, Ph.D, to the Board of Directors of the Company, as Class 3 Directors for terms expiring at the Annual Meeting in the year 2002; and (ii) adoption of the 1999 Incentive Compensation Plan pursuant to which, among other items, a total of 400,000 shares of Common Stock have been reserved for issuance, and a maximum of 5,000 options to purchase shares of Common Stock of the Company may be granted to non-employee Directors of the Company through automatic annual grants of 5,000 options upon each anniversary of service.

                  Holders of the Company's Common Stock and Series D Preferred Stock were entitled to attend and vote, as a single class, upon the matters at the Annual Meeting.

                  The vote on each item of business was as follows:

         A.       ELECTION OF CLASS 3 DIRECTORS
                  -----------------------------

                  JOHN V. WINFIELD

                  Votes For             Votes Against
                  ---------             -------------
                  2,521,299                84,869

                  ROBERT W. SWEITZER, PH.D.

                  Votes For             Votes Against
                  ---------             -------------
                  2,521,299                84,869

         B.       1999 INCENTIVE COMPENSATION PLAN

                  Votes For             Votes Against
                  ---------             -------------
                  1,595,792               130,428

Item 7.           Financial Statements, Pro Forma Financial Statements and
                  Exhibits.

                  (c) Exhibits

                  Exhibit No.               Description of Exhibit
                  -----------               ----------------------

                    99.1                    1999 Incentive Compensation Plan

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEALTHY PLANET PRODUCTS, INC.

                                      By /s/ Bruce A. Wilson
                                        -------------------------------------
                                        Bruce A. Wilson, President, Chief
                                        Executive, Chief Operating and Chief
                                        Financial Officer

Dated: July 22, 1999

                                       -3-